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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference of our report dated March 1, 2001 which appears in the Registration Statement on Form S-4 (No. 333-54798) of Mission Resources Corporation relating to the financial statements of Bargo Energy Company, in the Current Report on Form 8-K of Mission Resources Corporation dated May 16, 2001.

PricewaterhouseCoopers LLP

Houston, TX
July 12, 2001